UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: May 19, 2014


                           PEPTIDE TECHNOLOGIES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


    Nevada                          333-133347                   98-0479983
  (State or other            (Commission File Number)      (IRS Employer Number)
   jurisdiction of
   incorporation)

    601 Union Street, Two Union Square, 42nd Floor, Seattle, Washington 98101
    -------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (206) 388-5498
                                 --------------
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On December 11, 2012, the Company formally engaged BB&T Capital Markets ("BB&TCM") to act as the Company's exclusive financial advisor and agent in connection with developing strategic alternatives for the Company regarding debt financings, licensing of intellectual properties developed by the Company, equity raises, sale of intellectual properties, or other capital markets transactions that may develop over the course of a 24 month agreement.

On May 19, 2014, the Company renewed/extended the Agreement with BB&T Capital Markets. The extension runs from May 1, 2014 through May 1, 2016 (24 months). All other provisions of the Agreement remain unchanged.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             PEPTIDE TECHNOLOGIES, INC.



                                             By: /s/ J. Erik Odeen
                                                 -------------------------------
                                                 J. Erik Odeen
                                                 CFO
Date: May 19, 2014